Exhibit 10.1

EXECUTION VERSION

Form of Amendment No. 1 to Amended and Restated Loan Agreement

Amendment No.1, dated as of December 17, 2021 (this “Amendment”), among New Mountain Finance Corporation (the “Borrower”) and NMF Investments III, L.L.C. (the "Lender") under the Existing Agreement referred to below.

The Borrower and the Lender are parties to that certain Amended and Restated Uncommitted Revolving Loan Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified or otherwise supplemented prior to the date hereof, the “Existing Agreement”).

The Borrower and the Lender wish now to amend the Existing Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.      Definitions. Except as otherwise defined in this Amendment, terms defined in the Existing Agreement as amended hereby and together with all amended exhibits and updated schedules and appendices thereto are used herein as defined therein.

Section 2.      Amendments. Effective as of the First Amendment Effective Date (as defined below), the Existing Agreement is hereby amended as follows:

(a)            Section 19 is amended by replacing the following defined terms in the correct alphabetical order:

“Interest Rate” shall mean a rate per annum equal to 4.00%.

“Maturity Date” shall mean December 31, 2024.

Section 3.      Effective Date. This Amendment shall become effective as of December 17, 2021, upon the execution and delivery of a counterpart hereto by each of the Borrower and the Lender (the “First Amendment Effective Date”).

Section 4.      Representations and Warranties. The Borrower represents and warrants to the Lender that on the First Amendment Effective Date (a) the representations and warranties of the Borrower set forth in Section 7 of the Existing Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the First Amendment Effective Date, or as to any such representation or warranty that refers to a specific date, as of such specific date.

Section 5.      Reference to and Effect on the Existing Agreement. On and after the First Amendment Effective Date, each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Agreement, shall mean and be a reference to the Existing Agreement as amended by this Amendment. The Existing Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Amendment shall be deemed to be a “Loan Document” for all purposes of the Existing Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

Section 6.      Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart to this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

NEW MOUNTAIN FINANCE CORPORATION

By:
Name: Robert A. Hamwee
Title: Chief Executive Officer

LENDER

NMF INVESTMENTS III, L.L.C.,

By:
Name: Adam B. Weinstein
Title: Authorized Person